FIRST AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

     THIS FIRST AMENDMENT (this "Amendment") is entered into as of June 4, 1997, between NORTHWEST TELEPRODUCTIONS, INC., a Minnesota corporation ("Borrower"), and NATIONSCREDIT COMMERCIAL CORPORATION, THROUGH ITS NATIONSCREDIT COMMERCIAL FUNDING DIVISION ("Lender").

     WHEREAS, Borrower has requested that Lender amend the Loan Agreement dated April 24, 1997 (the "Loan Agreement") in various respects, and Lender has agreed to do so subject to the terms contained herein;

     NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

     2. Amendments to Loan Agreement

     (a) Section 2(a) of Schedule A to the Loan Agreement is hereby amended and restated in its entirety as follows:

     "2. Loan Limits for Term Loan:

         (a)  Principal Amount:        $1,860,000.00 (the "Equipment Advance")

                                               plus

                                       the lesser of $700,000 and 60% of the appraised quick sale value of the Real Property (the "Real Property Advance"):

     (b) Section 2(b) of Schedule A to the Loan Agreement is hereby amended to add a new clause (ii) as follows:

     "(ii)    Real Property            60 equal consecutive monthly installments
              Advance:                 of $11,666.67 commencing July 1, 1997"

     3. Other Amendments. This Amendment shall constitute an amendment to the Loan Agreement and all of the other Loan Documents as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.

     4. Miscellaneous.

     (a) Warranties and Absence of Defaults. In order to induce Lender to enter into this Amendment, Borrower hereby warrants to Lender, as of date hereof, that:

          (i) The representations and warranties of Borrower contained in the Loan Agreement are true and correct as of the date hereof as if made on the date hereof.

          (ii) All information, reports and other papers and data heretofore furnished to Lender by Borrower in connection with this Amendment, the Loan Agreement and the other Loan Documents are accurate and correct in all material respects and complete insofar as may be necessary to give Lender true and accurate knowledge of the subject matter thereof. Borrower has disclosed to Lender every fact of which it is aware which might adversely affect the business, operations or financial condition of Borrower or the ability of Borrower to perform its obligations under this Amendment, the Loan Agreement or under any of the other Loan Documents. None of the information furnished to Lender by or on behalf of Borrower contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained herein or therein not materially misleading.

          (iii) No Event of Default or Default exists as of the date hereof.

     (b) Expenses. Borrower agrees to pay on demand all costs and expenses of Lender (including the reasonable fees and expenses of outside counsel for Lender) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered in connection herewith. In addition, Borrower agrees to pay, and save Lender harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment or the Loan Agreement, as amended hereby, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section 4(b) shall survive any termination of this Amendment and the Loan Agreement as amended hereby.

     (c) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of New York.

     (d) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

     (e) Reference to Loan Agreement. On and after the effectiveness of the amendment to the Loan Agreement accomplished hereby, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Loan Agreement in any other Loan Documents, or other agreements, documents or other instruments executed and delivered pursuant to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

     (f) Successors. This Amendment shall be binding upon Borrower, Lender and their respective successors and assigns, and shall inure to the benefit of Borrower, Lender and the successors and assigns of Lenders.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered at New York, New York as of the date first above written.

                           NORTHWEST TELEPRODUCTIONS, INC.

                           By /s/ Phillip A. Staden
                           Its C.F.O.

                           NATIONSCREDIT COMMERCIAL CORPORATION, THROUGH ITS NATIONSCREDIT COMMERCIAL FUNDING DIVISION

                           By /s/ Robert Bellish
                           Its

     The undersigned guarantors hereby acknowledge the foregoing amendment and ratify and reaffirm their respective guarantees of the obligations of Northwest Teleproductions, Inc.

NORTHWEST TELEPRODUCTIONS/
CHICAGO, INC.

By  /s/ Phillip A. Staden
Its C.F.O.

SOUTHWEST TELEPRODUCTIONS, INC.

By /s/ Phillip A. Staden
Its C.F.O.